UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 19, 2019

Albertsons Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-205546	47-4376911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Parkcenter Blvd.
Boise, Idaho 83706
(Address of principal executive office and zip code)
(208) 395-6200
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2019, Shane Sampson resigned from his position as Executive Vice President and Chief Marketing & Merchandising Officer of Albertsons Companies, Inc. (the “Company”), effective September 7, 2019. In connection with Mr. Sampson’s departure, on August 21, 2019, the Company entered into a separation agreement with Mr. Sampson (the “Separation Agreement”). The Separation Agreement provides for Mr. Sampson to receive (i) a lump sum payment equal to 200% of the sum of Mr. Sampson’s current base salary plus target bonus, (ii) a lump sum payment equal to 50% of the annual bonus Mr. Sampson would have received in respect of the fiscal year ending February 29, 2020 had Mr. Sampson remained employed for the entirety of such fiscal year, payable no later than May 15, 2020, and (iii) reimbursement of the cost of continuation coverage of group health coverage for a period of up to 18 months. As a condition to receiving the payments and benefits under the Separation Agreement, Mr. Sampson provided a general release of claims in favor of the Company and its affiliates and agreed to continue to comply with the restrictive covenants by which he is currently bound, including 24-month post-employment non-competition and non-solicitation covenants.
The foregoing summary of the Separation Agreement is qualified in its entirety by the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

10.1	Separation Agreement, dated as of August 21, 2019, by and between Albertsons Companies, Inc. and Shane Sampson.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Albertsons Companies, Inc.
(Registrant)

August 22, 2019	By:	/s/ Robert A. Gordon
	Name:	Robert A. Gordon
	Title:	Executive Vice President and General Counsel